EXHIBIT 31.2

CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Marcin Urbaszek, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of Granite Point Mortgage Trust Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	March 1, 2019	/s/ Marcin Urbaszek
Marcin Urbaszek
Chief Financial Officer and Treasurer